Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended March 31, 2007

www.preit.com

NYSE common shares (PEI)

NYSE preferred shares (PEIPRA)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2007

Table of Contents
Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method - Three Months Ended March 31, 2007 and 2006	4

Net Operating Income - Three Months Ended March 31, 2007 and 2006	5

Computation of Earnings per Share	6

Funds From Operations and Funds Available for Distribution	7

Operating Statistics

Leasing Activity Summary	8

Summarized Rent Per Square Foot and Occupancy Percentages	9

Mall Sales and Rents Per Square Foot	10

Mall Occupancy - Owned GLA	11

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	12

Top Twenty Tenants	13

Lease Expirations	14

Gross Leasable Area Summary	15

Property Information	16

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	19

Balance Sheet - Property Type	20

Investment in Real Estate	21

Property Redevelopment and Repositioning Summary	23

Development Property Summary	25

Capital Expenditures	26

Debt Analysis	27

Debt Schedule	28

Shareholder Information	29

Definitions	30

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2006. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “The Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of March 31, 2007, the Company’s retail portfolio, of approximately 33.8 million square feet, consisted of 56 properties including 38 shopping malls, 11 strip and power centers, and seven properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

Investors Relations

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President—Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Credit Ratings

Preferred stock
Moody’s	B1	(Stable)
Fitch	B+	(Positive)

Reporting Calendar

Results for 2007 will be announced as follows (tentative date):

Second Quarter 2007	August 2, 2007

Third Quarter 2007	November 2, 2007

Fourth Quarter 2007	February 27, 2008

Research Coverage

Companyt	Analyst	Phone Number
Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682

Lehman Brothers	David Harris	(212) 526-1790

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Mick Chiang	(212) 761-6385

Stifel Nicolaus	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 23, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11.00% senior preferred shares.

January 12, 2007 PREIT announced the tax status of the distributions paid per share during 2006.

Acquisitions, dispositions, development and redevelopment activities:

April 25, 2007 PREIT announced redevelopment plans for Jacksonville Mall in Jacksonville, North Carolina, and North Hanover Mall in Hanover, Pennsylvania.

March 9, 2007 PREIT announced it completed the sale of Schuylkill Mall in Frackville, Pennsylvania.

February 27, 2007 PREIT announced that construction is underway at Cherry Hill Mall in Cherry Hill, New Jersey, Plymouth Meeting Mall in Plymouth Meeting, Pennsylvania, and Voorhees Town Center in Voorhees, New Jersey.

January 29, 2007 PREIT announced that it will begin redevelopment of Echelon Mall, in Voorhees, New Jersey, on January 30, 2007, transforming the property to Voorhees Town Center.

January 11, 2007 PREIT announced that it completed a ground lease and sale for two parcels of land at Echelon Mall in Voorhees, New Jersey.

Other activities:

April 17, 2007 PREIT scheduled its First Quarter 2007 earnings call for Tuesday, May 1, 2007.

March 2, 2007 PREIT announced it will present at 2007 Citigroup REIT CEO conference in Naples, Florida, on March 5, 2007.

February 27, 2007 PREIT reported its Fourth Quarter and 2006 financial results.

January 22, 2007 PREIT scheduled its Fourth Quarter 2006 earnings call for Tuesday, February 27, 2007.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended March 31,		Year Ended December 31,
	2007	2006	2006	2005	2004
TRADING INFORMATION
High Price	$45.66	$44.44	$44.53	$50.20	$43.70
Low Price	$38.52	$36.95	$36.75	$35.24	$30.25
Average Daily Trading Volume	361,403	190,263	223,686	209,537	161,659

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	37,107	36,660	36,947	36,521	36,272
O.P. Units Outstanding	4,294	4,149	4,297	4,156	4,414

TOTAL Shares and O.P. Units	41,401	40,809	41,244	40,677	40,686

Market Price (closing price at end of period)	$44.33	$44.00	$39.38	$37.36	$42.80

Equity Market Capitalization - Shares and O.P. Units	$1,835,306	$1,795,596	$1,606,325	$1,519,679	$1,741,349
Preferred Shares, Nominal Value	123,750	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,959,056	1,919,346	1,730,075	1,643,429	1,865,099

DEBT CAPITALIZATION
Unsecured Debt Balance (1)	426,148	238,000	333,148	436,900	271,000
Secured Debt Balance	1,723,080	1,760,059	1,789,511	1,523,745	1,326,127

Debt Capitalization	2,149,228	1,998,059	2,122,659	1,960,645	1,597,127

TOTAL MARKET CAPITALIZATION	$4,108,284	$3,917,405	$3,852,734	$3,604,074	$3,462,226

Preferred Shares/Total Market Capitalization	3.0%	3.2%	3.2%	3.4%	3.6%
Shares and O.P. Units/Total Market Capitalization	44.7%	45.8%	41.7%	42.2%	50.3%
Debt Capitalization/Total Market Capitalization	52.3%	51.0%	55.1%	54.4%	46.1%
Equity Capitalization/Total Market Capitalization	47.7%	49.0%	44.9%	45.6%	53.9%
Unsecured Debt Balance/Total Debt	19.8%	11.9%	15.7%	22.3%	17.0%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(2)	$0.493	$1.935	$2.075	$1.617
Section 1250 Gain	(2)	—	0.037	—	0.026
Return of Capital/Non-Taxable	(2)	0.077	0.308	0.175	0.517

Distributions per share	$0.570	$0.570	$2.280	$2.250	$2.160

Annualized Dividend Yield (3)	5.1%	5.2%	5.8%	6.0%	5.0%

CAPITAL RESOURCES

Cash on Hand	$20,038	$29,520	$18,727	$25,828	$45,949

Credit Facility (4)	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(425,000)	(238,000)	(332,000)	(342,500)	(271,000)
Letters of Credit	(8,739)	(21,953)	(24,803)	(10,485)	(8,055)

Available Line of Credit (5)	66,261	240,047	143,197	147,015	220,945

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$742,153	$925,421	$817,778	$828,697	$922,748

(1)	The unsecured debt balance includes $1,148, $1,148 and $94,400 of corporate notes payable as of March 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(2)	Tax status of 2007 dividend payments will be available in January 2008.
(3)	Based on closing stock price at the end of the period.
(4)	The unsecured Credit Facility may be increased to $650,000 under prescribed conditions.
(5)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended March 31, 2007 and 2006

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended March 31, 2007				Three months ended March 31, 2006
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenues:
Base rents	$70,899	$5,944	$543	$77,386	$70,220	$5,804	$938	$76,962
Expense reimbursements	34,774	2,154	420	37,348	33,066	1,904	583	35,553
Percentage rents	2,091	28	—	2,119	2,138	59	—	2,197
Lease termination revenue	475	2	—	477	1,810	156	153	2,119
Other real estate revenues	3,657	194	83	3,934	3,763	186	89	4,038

TOTAL REAL ESTATE REVENUES	111,896	8,322	1,046	121,264	110,997	8,109	1,763	120,869

Property operating expenses:
CAM and real estate taxes	(32,504)	(1,788)	(481)	(34,773)	(30,813)	(1,639)	(544)	(32,996)
Utilities	(6,258)	(208)	(259)	(6,725)	(5,483)	(219)	(283)	(5,985)
Other property operating expenses	(5,616)	(597)	(76)	(6,289)	(5,932)	(446)	(136)	(6,514)

TOTAL PROPERTY OPERATING EXPENSES	(44,378)	(2,593)	(816)	(47,787)	(42,228)	(2,304)	(963)	(45,495)

NET OPERATING INCOME	67,518	5,729	230	73,477	68,769	5,805	800	75,374

Management company revenue	440	—	—	440	639	—	—	639
Interest and other income	1,304	—	—	1,304	389	—	—	389
Other expenses:
General and administrative expenses	(10,731)	—	—	(10,731)	(10,267)	—	—	(10,267)
Executive separation	—	—	—	—	(3,985)	—	—	(3,985)
Income taxes and other	(326)	—	—	(326)	(78)	—	—	(78)
Interest expense (2)	(23,811)	(3,072)	(136)	(27,019)	(23,810)	(2,403)	(312)	(26,525)
Depreciation and amortization	(31,774)	(1,702)	(216)	(33,692)	(30,024)	(1,719)	(2,823)	(34,566)

Subtotal	2,620	955	(122)	3,575	1,633	1,683	(2,335)	3,316
Equity in income of partnerships	955	(955)	—	—	1,683	(1,683)	—	—
Gains on sales of non-operating real estate	—	—	—	—	61	—	—	61
Minority interest	(376)	—	—	(376)	(643)	—	—	(643)

TOTAL CONTINUING OPERATIONS	3,199	—	(122)	3,199	2,734	—	(2,335)	2,734

Discontinued Operations:
Operating results from discontinued operations	(122)	—	122	—	(2,335)	—	2,335	—
Gain on sale of discontinued operations	6,699	—	—	6,699	—	—	—	—
Minority interest	(691)	—	—	(691)	242	—	—	242

TOTAL DISCONTINUED OPERATIONS	5,886	—	122	5,886	(2,093)	—	2,335	(2,093)

NET INCOME	9,085	—	—	9,085	641	—	—	641

Dividends on preferred shares	(3,403)	—	—	(3,403)	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$5,682	$—	$—	$5,682	$(2,762)	$—	$—	$(2,762)

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Capitalized interest expense of $3,545 and $1,444 is not included for the three months ended March 31, 2007 and March 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended March 31, 2007 and 2006

(in thousands)

	Three months ended March 31, 2007			Three months ended March 31, 2006
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenues:

Base rents	$76,793	$593	$77,386	$75,978	$984	$76,962

Expense reimbursements	36,928	420	37,348	34,970	583	35,553

Percentage rents	2,119	—	2,119	2,196	1	2,197

Lease termination revenue	477	—	477	1,965	154	2,119

Other real estate revenues	3,850	84	3,934	3,950	88	4,038

TOTAL REAL ESTATE REVENUES	120,167	1,097	121,264	119,059	1,810	120,869

Property operating expenses:

CAM and real estate taxes	(34,284)	(489)	(34,773)	(32,447)	(549)	(32,996)

Utilities	(6,466)	(259)	(6,725)	(5,703)	(282)	(5,985)

Other property operating expenses	(6,212)	(77)	(6,289)	(6,378)	(136)	(6,514)

TOTAL PROPERTY OPERATING EXPENSES	(46,962)	(825)	(47,787)	(44,528)	(967)	(45,495)

NET OPERATING INCOME	$73,205	$272	$73,477	$74,531	$843	$75,374

	Three months ended March 31, 2007			Three months ended March 31, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:

Base rents	$69,361	$7,432	$76,793	$68,611	$7,367	$75,978

Expense reimbursements	35,071	1,857	36,928	33,346	1,624	34,970

Percentage rents	2,087	32	2,119	2,166	30	2,196

Lease termination revenue	475	2	477	1,965	—	1,965

Other real estate revenues	3,789	61	3,850	3,886	64	3,950

TOTAL REAL ESTATE REVENUES	110,783	9,384	120,167	109,974	9,085	119,059

Property operating expenses:

CAM and real estate taxes	(32,432)	(1,852)	(34,284)	(30,800)	(1,647)	(32,447)

Utilities	(6,426)	(40)	(6,466)	(5,661)	(42)	(5,703)

Other property operating expenses	(6,021)	(191)	(6,212)	(6,316)	(62)	(6,378)

TOTAL PROPERTY OPERATING EXPENSES	(44,879)	(2,083)	(46,962)	(42,777)	(1,751)	(44,528)

NET OPERATING INCOME	$65,904	$7,301	$73,205	$67,197	$7,334	$74,531

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended March 31,
	2007	2006 (1)
Net income from continuing operations	$3,199	$2,734
Dividends on preferred shares	(3,403)	(3,403)

Net loss from continuing operations allocable to common shareholders	(204)	(669)
Dividends on unvested restricted shares	(272)	(288)

Loss from continuing operations used to calculate earnings per share - basic	(476)	(957)
Minority interest in properties - continuing operations	—	—

Loss from continuing operations used to calculate earnings per share - diluted	$(476)	$(957)

Income (loss) from discontinued operations	$5,886	$(2,094)

Basic earnings (loss) per share:
Loss from continuing operations	$(0.01)	$(0.02)
Income (loss) from discontinued operations	0.16	(0.06)

Income (loss) per share - basic	$0.15	$(0.08)

Diluted earnings (loss) per share:
Loss from continuing operations	$(0.01)	$(0.02)
Income (loss) from discontinued operations	0.16	(0.06)

Income (loss) per share - diluted	$0.15	$(0.08)

Weighted average of common shares outstanding	37,009	36,580
Weighted average of unvested restricted stock	(446)	(481)

Weighted average shares outstanding - basic	36,563	36,099
Weighted average effect of common share equivalents (2)	—	—

Total weighted average shares outstanding - diluted	36,563	36,099

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)

Effect of common share equivalents are anti-dilutive due to the loss from continuing operations allocable to common shareholders, therefore the effect of common share equivalents is not included for the three months ended March 31, 2007 and 2006.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended March 31,			Year Ended December 31,
	2007		2006(1)	2006(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$9,085		$641	$28,021
Dividends on preferred shares	(3,403)		(3,403)	(13,613)

Net income available (loss allocable) to common shareholders	5,682		(2,762)	14,408
Minority interest	1,067		401	3,288
Gain on sale of interests in real estate	(6,699)		—	—
Gains/adjustment to gains on sales of interests in discontinued operations	—		—	(1,414)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	31,214		29,479	121,090
Unconsolidated partnerships	1,702		1,719	7,017
Discontinued operations	216		2,823	3,871

FFO	$33,182		$31,660	$148,260

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$33,182		$31,660	$148,260
Adjustments:
Straight line rents	(566)		(646)	(2,918)
Recurring capital expenditures	(635)		(651)	(15,172)
Tenant allowances	(1,842)		(3,198)	(18,521)
Capitalized leasing costs	(1,304)		(1,257)	(4,613)
Amortization of debt premium	(3,447)		(3,784)	(13,821)
Amortization of above- and below- market lease intangibles	5		133	101

FAD	$25,393		$22,257	$93,316

Weighted average of common shares outstanding	36,563		36,099	36,256

Weighted average of O.P. Units outstanding	4,294		4,150	4,083

Weighted average shares and O.P. Units outstanding-basic	40,857		40,249	40,339

Weighted average effect of common share equivalents	356		621	599

Total weighted average shares outstanding, including O.P. Units	41,213		40,870	40,938

Net income (loss) per diluted share	$0.15		$(0.08)	$1.17

FFO per diluted share	$0.81		$0.77	$3.62
FAD per diluted share	$0.62		$0.54	$2.28

Dividend per Common Share	$0.57		$0.57	$2.28

PAYOUT RATIOS

Payout Ratio of FFO	62.4	%(3)

Payout Ratio of FAD	97.0	%(3)

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended March 31, 2007

Pennsylvania Real Estate Investment Trust

2007 Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	$ Change in Base Rent psf	% Change in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:

1st Quarter	19	60,893	$29.86	$32.15	$2.30	7.7%	$0.54

Total/Average	19	60,893	$29.86	$32.15	$2.30	7.7%	$0.54

Previously Vacant Space:

1st Quarter	37	235,070	$—	$23.54	$23.54	N/A	$6.83

Total/Average	37	235,070	$—	$23.54	$23.54	N/A	$6.83

Renewal (2):

1st Quarter	93	386,965	$18.42	$21.02	$2.60	14.1%	$0.11

Total/Average	93	386,965	$18.42	$21.02	$2.60	14.1%	$0.11

Anchor Renewal:

1st Quarter	1	100,115	2.98	2.98	—	0.0%	—

Total/Average	1	100,115	$—	$—	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	March 31, 2007			March 31, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$30.03	88.2%	86.0%	$29.50	91.2%	85.8%	1.8%	-3.0%	0.2%

Power and Strip Centers weighted average	$16.02	96.5%	94.5%	$15.43	97.9%	96.7%	3.8%	-1.4%	-2.2%

Retail Portfolio weighted average	$26.85	89.3%	87.3%	$26.29	92.1%	87.5%	2.1%	-2.8%	-0.2%

Consolidated Properties	$28.03	88.5%	86.6%	$27.57	91.4%	86.4%	1.7%	-2.9%	0.2%

Unconsolidated Properties	$21.92	95.4%	92.5%	$20.96	97.2%	95.5%	4.6%	-1.8%	-3.0%

Same Properties	$26.85	89.3%	87.3%	$26.29	92.1%	87.5%	2.1%	-2.8%	-0.2%

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet was $13.37/sq ft as of March 31, 2007, and $13.16/sq ft as of March 31, 2006.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		March 31, 2007			March 31, 2006			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	37.0%

Cherry Hill Mall		$41.10	$483	13.4%	$39.72	$463	13.5%	3.5%	4.4%	-0.1%

Patrick Henry Mall		35.82	478	10.2%	34.85	453	9.2%	2.8%	5.5%	1.0%

Jacksonville Mall		30.09	458	9.6%	29.18	407	9.5%	3.1%	12.6%	0.1%

The Mall at Prince Georges		31.64	456	11.8%	31.30	439	11.1%	1.1%	3.8%	0.7%

Willow Grove Park		40.82	447	13.8%	39.61	428	14.2%	3.1%	4.5%	-0.4%

Lehigh Valley Mall		38.87	446	12.7%	37.44	473	8.8%	3.8%	-5.8%	3.9%

Moorestown Mall		37.07	429	13.5%	33.91	394	14.0%	9.3%	9.0%	-0.6%

The Gallery at Market East		35.41	422	12.0%	35.82	393	12.2%	-1.1%	7.4%	-0.3%

Dartmouth Mall		28.10	420	11.1%	27.80	415	10.3%	1.1%	1.2%	0.8%

Sales per square foot between $350 - $400	28.0%

Exton Square Mall		36.02	399	14.2%	35.94	374	14.7%	0.2%	6.7%	-0.5%

Springfield Mall		31.89	394	12.8%	32.50	385	13.6%	-1.9%	2.4%	-0.8%

Viewmont Mall		30.56	385	11.3%	30.24	372	10.3%	1.1%	3.6%	1.0%

Woodland Mall		42.33	378	18.7%	44.30	377	19.6%	-4.4%	0.3%	-0.9%

Valley Mall		24.84	369	10.0%	22.63	347	9.4%	9.7%	6.4%	0.6%

Valley View Mall		29.05	364	11.5%	28.87	350	12.0%	0.6%	4.0%	-0.5%

Capital City Mall		32.13	363	11.0%	33.57	353	10.4%	-4.3%	2.9%	0.7%

Francis Scott Key Mall		25.73	356	9.8%	25.52	317	9.7%	0.8%	12.4%	0.1%

Wyoming Valley Mall		29.07	352	11.6%	28.28	342	11.7%	2.8%	2.8%	-0.2%

Sales per square foot between $300 - $349	18.0%

Cumberland Mall		23.83	332	11.7%	23.42	341	10.4%	1.7%	-2.6%	1.3%

Palmer Park Mall		23.16	328	11.2%	22.17	307	11.2%	4.4%	6.8%	0.0%

Orlando Fashion Square		34.11	327	13.7%	33.52	331	14.5%	1.7%	-1.1%	-0.8%

Magnolia Mall		24.77	314	12.3%	25.05	301	12.8%	-1.1%	4.2%	-0.5%

Wiregrass Commons		24.96	308	10.2%	24.39	307	10.0%	2.4%	0.3%	0.2%

North Hanover Mall		23.15	306	10.0%	20.21	294	9.4%	14.6%	4.2%	0.6%

South Mall		22.66	305	10.4%	22.70	302	8.5%	-0.2%	1.1%	1.9%

Logan Valley Mall		24.53	304	11.5%	23.73	306	10.5%	3.3%	-0.6%	0.9%

New River Valley Mall		22.76	303	10.3%	23.12	283	10.6%	-1.6%	6.9%	-0.3%

Sales per square foot under $300	17.0%

Washington Crown Center		21.91	299	11.9%	22.27	290	11.4%	-1.6%	3.0%	0.5%

Crossroads Mall		20.14	282	9.4%	19.97	257	9.4%	0.9%	9.9%	0.0%

Phillipsburg Mall		25.41	282	12.5%	24.59	298	12.4%	3.4%	-5.5%	0.1%

Gadsden Mall		23.22	281	10.3%	23.53	275	11.0%	-1.3%	2.3%	-0.7%

Nittany Mall		21.48	281	10.5%	21.19	264	11.0%	1.4%	6.4%	-0.5%

Uniontown Mall		21.40	281	10.4%	20.19	270	10.3%	6.0%	4.0%	0.0%

Plymouth Meeting		29.24	281	13.3%	27.44	269	14.9%	6.5%	4.4%	-1.5%

Beaver Valley Mall		23.57	268	13.8%	23.93	255	13.8%	-1.5%	4.9%	0.0%

Lycoming Mall		20.32	259	11.4%	20.09	229	10.5%	1.1%	13.0%	1.0%

Chambersburg Mall		20.21	245	10.8%	20.99	251	10.3%	-3.7%	-2.3%	0.5%

Voorhees Town Center		29.62	213	15.8%	26.74	207	15.2%	10.8%	3.0%	0.6%

Enclosed Malls weighted average		$30.03	$361	12.2%	$29.50	$346	11.9%	1.8%	4.3%	0.2%

Consolidated Properties		$29.54	$356	12.1%	$29.04	$339	12.1%	1.7%	5.0%	0.0%

Unconsolidated Properties		$36.19	$426	12.7%	$35.42	$437	10.6%	2.2%	-2.5%	2.2%

Same Properties		$30.03	$361	12.2%	$29.50	$346	11.9%	1.8%	4.3%	0.2%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	March 31, 2007		March 31, 2006		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	90.4%	78.1%	90.6%	79.6%	-0.3%	-1.5%

Capital City Mall	95.2%	91.8%	96.2%	93.1%	-1.0%	-1.3%

Chambersburg Mall	88.9%	76.4%	91.6%	82.0%	-2.7%	-5.7%

Cherry Hill Mall (1)	62.2%	93.5%	93.7%	93.7%	-31.5%	-0.2%

Crossroads Mall	93.0%	83.8%	93.7%	85.4%	-0.7%	-1.6%

Cumberland Mall	97.0%	94.9%	97.8%	96.1%	-0.7%	-1.3%

Dartmouth Mall	96.3%	93.9%	96.3%	93.9%	0.0%	0.0%

Exton Square Mall	92.7%	84.0%	92.8%	84.3%	-0.1%	-0.3%

Francis Scott Key Mall (2)	95.6%	90.5%	93.6%	86.9%	2.0%	3.6%

Gadsden Mall	92.1%	81.4%	94.2%	86.4%	-2.1%	-4.9%

The Gallery at Market East (1)	41.8%	81.8%	84.8%	80.0%	-43.0%	1.8%

Jacksonville Mall	94.6%	89.1%	95.9%	91.7%	-1.3%	-2.6%

Lehigh Valley Mall	97.2%	95.9%	96.2%	94.5%	1.0%	1.5%

Logan Valley Mall	96.7%	92.1%	96.4%	91.5%	0.2%	0.6%

Lycoming Mall (2)	96.8%	94.0%	87.6%	75.9%	9.1%	18.2%

Magnolia Mall	93.2%	82.9%	94.3%	85.7%	-1.1%	-2.8%

Moorestown Mall	86.4%	68.9%	93.7%	85.5%	-7.3%	-16.6%

New River Valley Mall (2)	97.8%	96.0%	96.6%	93.3%	1.1%	2.7%

Nittany Mall	94.0%	87.8%	91.1%	81.9%	2.9%	5.8%

North Hanover Mall (2)	92.0%	83.9%	90.7%	74.6%	1.2%	9.3%

Orlando Fashion Square	91.0%	80.8%	91.2%	81.3%	-0.2%	-0.5%

Palmer Park Mall	99.2%	97.5%	99.8%	99.5%	-0.6%	-2.0%

Patrick Henry Mall	95.4%	91.1%	91.3%	83.1%	4.1%	7.9%

Phillipsburg Mall	92.4%	82.3%	92.2%	81.9%	0.1%	0.3%

Plymouth Meeting Mall	80.5%	71.8%	89.9%	85.4%	-9.4%	-13.6%

The Mall at Prince Georges	96.5%	92.6%	96.7%	92.3%	-0.2%	0.4%

South Mall	90.8%	82.7%	92.2%	85.3%	-1.4%	-2.6%

Springfield Mall	85.9%	85.9%	90.3%	90.3%	-4.4%	-4.4%

Uniontown Mall	94.2%	85.3%	94.5%	86.1%	-0.3%	-0.8%

Valley Mall	97.0%	94.8%	98.7%	97.7%	-1.7%	-2.9%

Valley View Mall (2)	92.6%	89.7%	85.0%	78.9%	7.5%	10.8%

Viewmont Mall	97.6%	93.7%	99.2%	98.0%	-1.6%	-4.3%

Voorhees Town Center (2)	54.6%	53.8%	31.6%	52.2%	23.0%	1.6%

Washington Crown Center	90.1%	81.7%	90.9%	83.2%	-0.8%	-1.5%

Willow Grove Park (1)	65.7%	87.5%	94.6%	91.1%	-28.9%	-3.5%

Wiregrass Mall	84.6%	84.6%	79.9%	79.9%	4.7%	4.7%

Woodland Mall	89.2%	87.3%	87.3%	87.3%	1.9%	0.0%

Wyoming Valley Mall	92.5%	78.7%	93.8%	82.4%	-1.3%	-3.7%

Enclosed Malls weighted average	88.2%	86.0%	91.2%	85.8%	-3.0%	0.2%

Consolidated Properties	88.0%	86.0%	91.1%	85.7%	-3.1%	0.3%
Unconsolidated Properties	92.8%	86.0%	94.2%	88.6%	-1.4%	-2.6%
Same Properties	88.2%	86.0%	91.2%	85.8%	-3.0%	0.2%

(1)

The total occupancy percentages for Cherry Hill Mall, The Gallery at Market East and Willow Grove Park include former Strawbridge's which are currently vacant, pending redevelopment. These vacant department stores represent 33.5%, 51.5% and 29.0% of the owned mall GLA for Cherry Hill Mall, The Gallery at Market East and Willow Grove Park, respectively.

(2)

Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	March 31, 2007			March 31, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power and Strip Centers

Christiana Power Center	$20.83	100.0%	100.0%	$20.50	100.0%	100.0%	1.6%	0.0%	0.0%

Creekview Shopping Center	14.65	100.0%	100.0%	14.64	100.0%	100.0%	0.1%	0.0%	0.0%

Crest Plaza	16.94	96.6%	93.6%	16.40	100.0%	100.0%	3.3%	-3.4%	-6.4%

The Commons at Magnolia	13.27	92.0%	84.4%	13.49	96.2%	92.4%	-1.6%	-4.1%	-8.0%

Metroplex Shopping Center	19.09	100.0%	100.0%	18.67	100.0%	100.0%	2.3%	0.0%	0.0%

Northeast Tower Center	15.28	96.6%	94.4%	14.83	96.6%	94.4%	3.0%	0.0%	0.0%

The Court at Oxford Valley	16.18	100.0%	100.0%	14.95	100.0%	100.0%	8.3%	0.0%	0.0%

Paxton Towne Centre	15.52	93.5%	90.3%	15.28	93.5%	90.1%	1.6%	0.0%	0.2%

Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%

Springfield Park	21.68	90.9%	73.5%	20.25	87.8%	64.3%	7.1%	3.2%	9.2%

Whitehall Mall	11.62	90.9%	80.6%	10.70	98.6%	97.0%	8.6%	-7.7%	-16.4%

Weighted Average	$16.02	96.5%	94.5%	$15.43	97.9%	96.7%	3.8%	-1.4%	-2.2%

Consolidated Properties	$16.04	96.3%	93.9%	$15.78	96.9%	94.8%	1.7%	-0.6%	-0.9%

Unconsolidated Properties	$16.01	96.6%	94.9%	$15.21	98.6%	98.0%	5.3%	-2.1%	-3.1%

Same Properties	$16.02	96.5%	94.5%	$15.43	97.9%	96.7%	3.8%	-1.4%	-2.2%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	51	649,076	4	33,106	55	682,182	$13,343	$12,426	4.12%

Limited Brands, Inc.	84	512,236	16	60,894	100	573,130	13,144	12,388	4.10%

Foot Locker, Inc.	82	425,074	2	3,575	84	428,649	9,074	8,592	2.85%

JC Penney Company, Inc.	23	2,281,660	6	824,327	29	3,105,987	6,999	6,999	2.32%

Zale Corporation	88	75,711	1	289	89	76,000	6,385	6,061	2.01%

Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.76%

American Eagle Outfitters, Inc.	32	178,796	2	8,813	34	187,609	4,849	4,638	1.54%

Sterling Jewelers, Inc.	44	64,147	0	—	44	64,147	4,549	4,361	1.44%

Transworld Entertainment Corp.	39	166,296	4	16,208	43	182,504	4,150	3,918	1.30%

Luxottica Group S.p.A.	54	129,300	1	548	55	129,848	4,097	3,815	1.26%

Regis Corporation	103	129,143	0	—	103	129,143	3,833	3,707	1.23%

Borders Group, Inc.	27	204,216	3	15,476	30	219,692	3,936	3,669	1.22%

The Finish Line, Inc.	34	159,451	3	14,856	37	174,307	3,503	3,452	1.14%

Pacific Sunwear of California	37	130,888	2	7,246	39	138,134	3,434	3,283	1.09%

Hallmark Cards, Inc.	39	149,277	5	23,937	44	173,214	3,273	3,166	1.05%

Genesco, Inc.	58	68,778	0	—	58	68,778	2,876	2,840	0.94%

Aeropostale, Inc.	34	115,732	0	—	34	115,732	2,988	2,837	0.94%

RadioShack	49	96,543	0	—	49	96,543	2,847	2,803	0.93%

Dick’s Sporting Goods	5	249,958	1	45,000	6	294,958	3,656	2,779	0.92%

The Bon-Ton Dept. Stores, Inc.	13	1,008,613	0	—	13	1,008,613	2,768	2,768	0.92%

Total Top 20 Tenants	920	9,591,291	56	1,936,114	976	11,527,405	$105,149	$99,804	33.06%

Total Retail Leases					3,407			$301,896	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	157	359,525	3.1%	8,660	8,269	3.1%	24.09
2007	274	582,776	4.9%	14,505	13,697	5.1%	24.89
2008	461	1,253,687	10.6%	31,197	29,973	11.2%	24.88
2009	444	1,192,499	10.0%	30,742	29,717	11.1%	25.78
2010	437	1,474,564	12.4%	35,350	33,897	12.7%	23.97
2011	370	1,509,966	12.7%	36,452	32,578	12.2%	24.14
2012	248	1,006,844	8.5%	26,895	24,636	9.2%	26.71
2013	194	713,193	6.0%	16,853	15,607	5.8%	23.63
2014	153	554,737	4.7%	15,218	13,311	5.0%	27.43
2015	182	792,875	6.7%	20,376	18,026	6.7%	25.70
Thereafter	372	2,429,195	20.4%	51,431	47,675	17.9%	21.17

Total/Average	3,292	11,869,861	100.0%	$287,678	$267,386	100.0%	$24.24

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year (2)	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	3	324,715	2.9%	$511	$501	1.5%	$1.57
2007	1	83,560	0.7%	191	191	0.6%	2.28
2008	12	952,111	8.5%	2,577	2,577	7.5%	2.71
2009	9	915,799	8.1%	2,614	2,222	6.4%	2.85
2010	20	1,886,419	16.8%	5,410	5,410	15.7%	2.87
2011	23	1,885,550	16.7%	6,471	5,348	15.5%	3.43
2012	8	716,766	6.4%	1,898	1,861	5.4%	2.65
2013	8	652,645	5.8%	3,217	3,217	9.3%	4.93
2014	6	662,582	5.9%	2,081	2,081	6.0%	3.14
2015	1	85,212	0.8%	469	469	1.4%	5.50
Thereafter	24	3,091,813	27.4%	11,963	10,633	30.7%	3.87

Total/Average	115	11,257,172	100.0%	$37,402	$34,510	100.0%	$3.32

(1)	Only includes owned space.
(2)	Accounts for all contiguous anchor space as one lease.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Gross Leasable Area Summary as of March 31, 2007

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls (1)
Beaver Valley Mall	511,267	400,821	912,088	204,770	1,116,858
Capital City Mall	204,301	286,038	490,339	120,000	610,339
Chambersburg Mall	241,690	212,663	454,353	—	454,353
Cherry Hill Mall (2)	261,885	520,231	782,116	478,885	1,261,001
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,395	668,760	273,230	941,990
Dartmouth Mall	208,460	322,520	530,980	140,000	670,980
Exton Square Mall	440,301	369,922	810,223	277,468	1,087,691
Francis Scott Key Mall	291,620	251,904	543,524	139,333	682,857
Gadsden Mall	274,060	203,290	477,350	—	477,350
The Gallery at Market East (3)	683,471	396,390	1,079,861	—	1,079,861
Jacksonville Mall	242,115	233,622	475,737	—	475,737
Lehigh Valley Mall	212,000	451,636	663,636	371,986	1,035,622
Logan Valley Mall	454,387	326,186	780,573	—	780,573
Lycoming Mall	321,441	380,954	702,395	120,000	822,395
Magnolia Mall	343,118	228,071	571,189	—	571,189
Moorestown Mall	408,356	315,334	723,690	321,200	1,044,890
New River Valley Mall	175,306	221,097	396,403	—	396,403
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	156,308	155,148	311,456	—	311,456
Orlando Fashion Square	491,999	436,698	928,697	155,576	1,084,273
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	296,229	575,848	140,000	715,848
Phillipsburg Mall	326,170	246,377	572,547	—	572,547
Plymouth Meeting Mall	185,000	414,061	599,061	214,635	813,696
The Mall at Prince Georges	479,619	431,462	911,081	—	911,081
South Mall	188,858	216,347	405,205	—	405,205
Springfield Mall	—	221,519	221,519	367,176	588,695
Uniontown Mall	421,378	276,816	698,194	—	698,194
Valley Mall	280,549	378,742	659,291	243,400	902,691
Valley View Mall	96,357	247,099	343,456	254,596	598,052
Viewmont Mall	386,262	238,383	624,645	120,000	744,645
Voorhees Town Center	4,404	278,087	282,491	396,783	679,274
Washington Crown Center	245,401	290,539	535,940	140,095	676,035
Willow Grove Park (4)	453,740	335,971	789,711	413,121	1,202,832
Wiregrass Commons	—	229,892	229,892	403,163	633,055
Woodland Mall	71,000	413,348	484,348	725,186	1,209,534
Wyoming Valley Mall	592,110	321,842	913,952	—	913,952

Total Malls (38 properties)	11,007,862	11,489,275	22,497,137	6,115,603	28,612,740

Power and Strip Centers
Christiana Power Center	190,814	111,595	302,409	—	302,409
Creekview Shopping Center	—	136,086	136,086	288,916	425,002
Crest Plaza Shopping Center	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	52,915	103,486	126,200	229,686
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,032	456,863	247,623	704,486
Paxton Towne Centre	151,627	297,836	449,463	273,058	722,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Whitehall Mall	294,635	262,384	557,019	—	557,019

Total Power and Strip Centers (11 properties)	1,188,035	2,101,370	3,289,405	1,900,226	5,189,631

CONSOLIDATED PROPERTIES	11,361,707	11,657,914	23,019,621	6,383,056	29,402,677
UNCONSOLIDATED PROPERTIES	834,190	1,932,731	2,766,921	1,632,773	4,399,694
TOTAL PROPERTIES	12,195,897	13,590,645	25,786,542	8,015,829	33,802,371

(1)	Does not include 108,100 sf at Westgate anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	Includes 261,885 square feet of anchor space under redevelopment.
(3)	Includes 556,200 square feet of anchor space subject to redevelopment plans.
(4)	Includes 228,740 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2007

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	16	Boscov’s JC Penney Macy’s Sears	9/30/18 9/30/17 (2) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	2	JC Penney Macy’s Sears	11/30/10 (2) 7/28/09

Chambersburg Mall Chambersburg, PA	100%	2003	1982	25	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 5/31/07

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	17	JC Penney Macy’s	(2) (2)

Crossroads Mall (3) Beckley, WV	100%	2003	1981	26	Belk JC Penney Sears	11/4/08 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	4	Boscov’s BJ’s Home Depot JC Penney Value City	(2) (2) 10/31/19 11/30/08 7/31/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	7	JC Penney Macy’s Sears	7/31/09 (2) 4/12/16

Exton Square Mall (3) Exton, PA	100%	2003	1973/2000	7	Boscov’s JC Penney K-Mart Macy’s Sears	10/31/19 5/31/20 (2) (2) 1/31/20

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	16	JC Penney Macy’s Sears Value City	9/30/11 (2) 7/31/08 6/30/10

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	17	Belk Parisian Sears	2/19/11 7/31/14 3/5/09

The Gallery at Market East (3) (4) Philadelphia, PA	100%	2003	1977/1990	17	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	9	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (5) Allentown, PA	50%	1973	1977/1996	11	Boscov’s JC Penney Macy’s	(2) (2) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	10	JC Penney Macy’s Sears	6/30/17 1/31/10 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	17	Bon-Ton JC Penney Macy’s Sears Value City	7/31/11 10/31/10 (2) 7/31/08 7/31/08

Magnolia Mall Florence, SC	100%	1997	1979/1992	15	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/12 10/16/09

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	3	JC Penney Macy’s Target	7/31/11 10/31/08 1/31/10

Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	7	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (2) (2) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988	19	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08

Nittany Mall State College, PA	100%	2003	1968/1990	17	Bon-Ton JC Penney Macy’s Sears	1/31/08 7/31/10 (2) 8/31/10

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors/Majors Tenants	Lease Expiration
North Hanover Mall Hanover, PA	100%	2003	1967/1999	8	JC Penney Sears	1/31/11 11/30/09

Orlando Fashion Square (3) Orlando, FL	100%	2004	1973/2003	4	Dillard’s JC Penney Macy’s Sears	1/31/14 4/30/13 10/31/71 (2)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	9	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	2	Dick’s Sporting Goods Dillard’s JC Penney Macy’s	1/31/22 9/22/13 10/31/15 (2)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	4	Bon-Ton JC Penney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/09

Plymouth Meeting Mall (3) Plymouth Meeting, PA	100%	2003	1966/1999	8	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (2)

South Mall Allentown, PA	100%	2003	1975/1992	15	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	10	Macy’s TBD	(2) (2)

Uniontown Mall (3) Uniontown, PA	100%	2003	1972/1990	17	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/13 6/28/08 7/31/07

Valley Mall Hagerstown, MD	100%	2003	1974/1999	8	Bon-Ton JC Penney Macy’s Sears	1/31/14 10/3/09 (2) (2)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	6	Herberger’s JC Penney Macy’s Sears	(2) 7/31/10 (2) (2)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	1	JC Penney Macy’s Sears	10/31/10 (2) 12/31/10

Voorhees Town Center (3) Voorhees, NJ	100%	2003	1970/1998	9	Boscov’s Macy’s	(2) (2)

Washington Crown Center Washington, PA	100%	2003	1969/1999	8	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (2) 8/17/09

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	6	Bloomingdale’s Macy’s Sears	(2) 1/31/22 (2)

Wiregrass Commons (3) Dothan, AL	100%	2003	1986/1999	8	Dillard’s JC Penney McRae’s Parisian	(2) (2) (2) (2)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	9	JC Penney Kohl’s Macy’s Sears	(2) 1/31/19 (2) (2)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	1	Bon-Ton JC Penney Macy’s Sears	1/31/12 10/31/07 1/31/12 8/1/11

POWER CENTERS
Christiana Power Center Newark, DE	100%	1998	1998	9	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Shopping Center Warrington, PA	100%	1999	2001	6	Genuardi’s Lowe’s Target	12/31/21 (2) (2)

Metroplex Shopping Center (5) Plymouth Meeting, PA	50%	1999	2001	6	Giant Food Store Lowe’s Target	2/28/21 (2) (2)

Northeast Tower Center Philadelphia, PA	100%	1998	1997	10	Home Depot Raymour & Flanigan Wal-Mart	(2) (2) 1/31/14

The Court at Oxford Valley (5) Langhorne, PA	50%	1997	1996	11	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 (2) 4/15/11 (2) 2/14/17

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	6	Costco Kohl’s Target Weis Markets	(2) 1/25/21 (2) 11/30/20

Red Rose Commons (5) Lancaster, PA	50%	1998	1998	9	Home Depot Weis Markets	(2) (2)

Whitehall Mall (5) Allentown, PA	50%	1964	1964/1998	9	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/07 9/18/11

STRIP CENTERS
Crest Plaza Shopping Center Allentown, PA	100%	1964	1959/2003	4	Target Weis Market	(2) 10/31/14

The Commons at Magnolia Florence, SC	100%	1999	1991/2002	5	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (2)

Springfield Park I & II Springfield, PA	50%	1997/1998	1997/1998	9	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (2)

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	Space is not owned by PREIT.
(3)	Properties are subject to a ground lease.
(4)	The Gallery at Market East is a consolidation of Gallery at Market East I and Gallery at Market East II.
(5)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	March 31, 2007				December 31, 2006
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Operating properties	$2,908,517	$183,574	$—	$3,092,091	$2,909,862	$183,552	$—	$3,093,414
Construction in progress	247,397	10,347	—	257,744	216,892	3,670	—	220,562
Land held for development	5,616	166	—	5,782	5,616	166	—	5,782
Other properties	—	—	—	—	—	—	1,339	1,339

TOTAL INVESTMENTS IN REAL ESTATE	3,161,530	194,087	—	3,355,617	3,132,370	187,388	1,339	3,321,097
Accumulated depreciation	(328,948)	(40,677)		(369,625)	(306,893)	(39,188)	—	(346,081)

Net investments in real estate	2,832,582	153,410	—	2,985,992	2,825,477	148,200	1,339	2,975,016

Investments in partnerships, at equity	37,821	(37,821)		—	38,621	(38,621)	—	—
Other assets:
Cash and cash equivalents	18,199	1,839	—	20,038	15,808	2,919	—	18,727
Rents and other receivables (2)	44,198	9,654	—	53,852	46,065	9,861	—	55,926
Assets held for sale	98	—	—	98	1,401	—	(1,339)	62
Intangible assets, net	128,167	1,108	—	129,275	139,117	1,191	—	140,308
Deferred costs and other assets, net of accumulated amortization	88,436	8,599	—	97,035	79,120	8,733	—	87,853

TOTAL OTHER ASSETS	316,919	(16,621)	—	300,298	320,132	(15,917)	(1,339)	302,876

TOTAL ASSETS	$3,149,501	$136,789	$—	$3,286,290	$3,145,609	$132,283	$—	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,510,355	$189,474	$—	$1,699,829	$1,572,908	$189,940	$—	$1,762,848
Debt premium on mortgage notes payable	23,217	—	—	23,217	26,663	—	—	26,663
Credit Facility	425,000	—	—	425,000	332,000	—	—	332,000
Notes payable	1,148	—	—	1,148	1,148	—	—	1,148
Distributions in excess of partnership investments	61,893	(61,893)	—	—	63,439	(63,439)	—	—
Liabilities related to assets held for sale	55		—	55	34	—	—	34
Other liabilities	94,013	9,208	—	103,221	105,754	5,782	—	111,536

TOTAL LIABILITIES	2,115,681	136,789	—	2,252,470	2,101,946	132,283	—	2,234,229

Minority interest	112,844	—	—	112,844	114,363	—	—	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	37,107	—	—	37,107	36,947	—	—	36,947
Preferred shares at $0.01 par	25	—	—	25	25	—	—	25
Capital contributed in excess of par	919,526	—	—	919,526	917,322	—	—	917,322
Accumulated other comprehensive income	12,650	—	—	12,650	7,893	—	—	7,893
Distributions in excess of net income	(48,332)	—	—	(48,332)	(32,887)	—	—	(32,887)

TOTAL SHAREHOLDERS’ EQUITY	920,976	—	—	920,976	929,300	—	—	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$3,149,501	$136,789	$—	$3,286,290	$3,145,609	$132,283	$—	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $23.1 million ($19.9 million wholly owned, $3.2 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for March 31, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	March 31, 2007				December 31, 2006
	Malls	Power and Strip Centers	Corporate and Other Development Properties	Total	Malls	Power and Strip Centers	Corporate and Other Development Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,806,507	$278,061	$13,305	$3,097,873	$2,808,939	$278,202	$13,394	$3,100,535
Construction in progress	142,157	42	115,545	257,744	117,871	(8)	102,699	220,562
Accumulated depreciation	(309,338)	(59,347)	(940)	(369,625)	(288,069)	(57,323)	(689)	(346,081)

Net investments in real estate	2,639,326	218,756	127,910	2,985,992	2,638,741	220,871	115,404	2,975,016

Other assets:
Cash	12,281	1,229	6,528	20,038	13,362	1,514	3,851	18,727
Rents and other receivables (2)	36,590	13,175	4,087	53,852	38,379	13,074	4,473	55,926
Assets held for sale	107	(9)		98	—	52	10	62
Intangible assets, net	117,470	—	11,805	129,275	128,503	—	11,805	140,308
Deferred costs and other assets, net of accumulated amortization	52,821	10,319	33,895	97,035	46,424	10,129	31,300	87,853

Total other assets	219,269	24,714	56,315	300,298	226,668	24,769	51,439	302,876

TOTAL ASSETS	$2,858,595	$243,470	$184,225	$3,286,290	$2,865,409	$245,640	$166,843	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,607,978	$91,851	$—	$1,699,829	$1,670,436	$92,412	$—	$1,762,848
Debt premium on mortgage notes payable	22,694	523	—	23,217	26,052	611	—	26,663
Credit Facility	—	—	425,000	425,000	—	—	332,000	332,000
Notes payable	1,148	—	—	1,148	1,148	—	—	1,148
Liabilities related to assets held for sale	42	13	—	55	—	15	19	34
Other liabilities	59,110	3,684	40,427	103,221	56,468	2,962	52,106	111,536

TOTAL LIABILITIES	1,690,972	96,071	465,427	2,252,470	1,754,104	96,000	384,125	2,234,229

Minority interest	—	—	112,844	112,844	—	—	114,363	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	37,107	37,107	—	—	36,947	36,947
Preferred shares at $0.01 par	—	—	25	25	—	—	25	25
Capital contributed in excess of par	—	—	919,526	919,526	—	—	917,322	917,322
Accumulated other comprehensive income	—	—	12,650	12,650	—	—	7,893	7,893
Distributions in excess of net income	—	—	(48,332)	(48,332)	—	—	(32,887)	(32,887)
Net investment	1,167,623	147,399	(1,315,022)	—	1,111,305	149,640	(1,260,945)	—

TOTAL SHAREHOLDERS’ EQUITY	1,167,623	147,399	(394,046)	920,976	1,111,305	149,640	(331,645)	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,858,595	$243,470	$184,225	$3,286,290	$2,865,409	$245,640	$166,843	$3,277,892

(1)

Total includes PREIT's proportionate share of partnership assets and liabilities “grossed up” to reflect the Company's share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's equity in these properties.

(2)

Total includes straight line rent of $23.1 million ($19.9 million wholly owned, $3.2 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for March 31, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate

(in thousands)

	March 31, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$58,698	$2,066	$8,238	$52,526	$58,490	$1,024	$7,745	$51,769
Capital City Mall	91,984	331	8,528	83,787	91,929	203	7,703	84,429
Chambersburg Mall	36,269	—	3,439	32,830	36,269	—	3,166	33,103
Cherry Hill Mall	210,153	22,938	20,515	212,576	210,153	21,319	19,115	212,357
Crossroads Mall	33,441	—	3,800	29,641	33,441	—	3,500	29,941
Cumberland Mall	56,357	1,072	2,745	54,684	56,338	1,072	2,409	55,001
Dartmouth Mall	60,724	272	17,148	43,848	60,692	70	16,487	44,275
Exton Square Mall	145,728	28	13,763	131,993	145,590	27	12,930	132,687
Francis Scott Key Mall	68,343	3	6,163	62,183	67,712	240	5,583	62,369
Gadsden Mall	51,657	—	2,690	48,967	51,636	—	2,349	49,287
The Gallery at Market East	78,470	27,452	7,312	98,610	78,426	26,243	6,768	97,901
Jacksonville Mall	68,230	164	6,642	61,752	68,123	77	6,128	62,072
Logan Valley Mall	93,142	—	10,361	82,781	93,042	—	9,560	83,482
Lycoming Mall	71,428	94	5,668	65,854	70,370	1,511	5,022	66,859
Magnolia Mall	67,486	10,196	13,098	64,584	67,429	4,684	12,705	59,408
Moorestown Mall	77,090	1,128	11,552	66,666	77,025	217	10,873	66,369
New River Valley Mall	42,696	10,622	3,448	49,870	40,918	9,064	2,979	47,003
Nittany Mall	41,707	—	4,059	37,648	41,708	—	3,735	37,973
North Hanover Mall	30,572	2,303	3,038	29,837	30,049	445	2,782	27,712
Orlando Fashion Square	112,123	237	7,014	105,346	112,113	204	6,232	106,085
Palmer Park Mall	33,847	—	8,856	24,991	33,847	—	8,616	25,231
Patrick Henry Mall	136,764	68	12,162	124,670	136,694	207	10,876	126,025
Phillipsburg Mall	50,904	588	4,659	46,833	50,900	430	4,296	47,034
Plymouth Meeting Mall	63,030	23,633	9,128	77,535	62,978	21,851	8,555	76,274
The Mall at Prince Georges	98,933	135	19,528	79,540	97,788	679	18,649	79,818
Schuylkill Mall	—	—	—	—	8,411	—	1,062	7,349
South Mall	28,589	—	2,627	25,962	28,589	15	2,418	26,186
Uniontown Mall	36,345	—	4,239	32,106	36,337	—	3,904	32,433
Valley Mall	87,212	474	9,527	78,159	86,977	268	8,792	78,453
Valley View Mall	66,041	1	5,649	60,393	65,884	28	5,177	60,735
Viewmont Mall	82,150	280	6,607	75,823	81,753	264	6,024	75,993
Voorhees Town Center	14,334	9,805	4,405	19,734	16,634	5,746	4,149	18,231
Washington Crown Center	41,681	—	6,304	35,377	41,581	—	5,843	35,738
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	177,584	19,135	23,680	173,039	177,536	18,664	22,357	173,843
Wiregrass Mall	38,255	30	3,541	34,744	38,255	42	3,271	35,026
Woodland Mall	178,512	—	7,075	171,437	178,296	—	5,660	172,636
Wyoming Valley Mall	99,600	1,444	8,110	92,934	98,700	577	7,325	91,952

Total Consolidated Malls	2,733,529	134,499	295,318	2,572,710	2,736,063	115,171	274,745	2,576,489

Unconsolidated Malls
Lehigh Valley Mall	18,791	9,372	11,001	17,162	18,741	2,610	10,824	10,527
Springfield Mall	54,187	94	3,019	51,262	54,135	90	2,500	51,725

Total Unconsolidated Malls	72,978	9,466	14,020	68,424	72,876	2,700	13,324	62,252

TOTAL MALLS	$2,806,507	$143,965	$309,338	$2,641,134	$2,808,939	$117,871	$288,069	$2,638,741

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (continued)

(in thousands)

	March 31, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Power Center	$40,935	$—	$7,941	$32,994	$40,935	$—	$7,656	$33,279
Creekview Shopping Center	19,098	—	4,918	14,180	19,098	—	4,689	14,409
Crest Plaza	16,238	41	3,301	12,978	16,238	(9)	3,139	13,090
The Commons at Magnolia	9,724	—	2,224	7,500	9,724	—	2,131	7,593
Northeast Tower Center	33,598	—	5,191	28,407	33,748	—	5,119	28,629
Paxton Towne Centre	54,056	1	9,832	44,225	54,056	1	9,414	44,643

Total Consolidated Power Centers/Strips	173,649	42	33,407	140,284	173,799	(8)	32,148	141,643
Unconsolidated Power Centers/Strips
Metroplex Shopping Center	42,024	—	9,499	32,525	42,024	—	9,113	32,911
The Court at Oxford Valley	27,737	—	6,302	21,435	27,735	—	6,151	21,584
Red Rose Commons	11,934	—	2,369	9,565	11,934	—	2,290	9,644
Whitehall Mall	15,665	—	6,803	8,862	15,664	—	6,684	8,980
Springfield Park	7,052	—	967	6,085	7,046	—	937	6,109

Total Unconsolidated Power Centers/Strips	104,412	—	25,940	78,472	104,403	—	25,175	79,228

TOTAL POWER AND STRIP CENTERS	$278,061	$42	$59,347	$218,756	$278,202	$(8)	$57,323	$220,871

Development Properties
Lacey Retail Center	$—	$25,527	$—	$25,527	$—	$21,945	$—	$21,945
New Garden Town Center	—	35,605	—	35,605	—	34,793	—	34,793
New River Valley Retail Center	—	8,891	—	8,891	—	5,707	—	5,707
Springhills	—	26,926	—	26,926	—	26,086	—	26,086
Monroe Marketplace	—	6,704	—	6,704	—	6,313	—	6,313
The Plaza at Magnolia	—	9,203	—	9,203	—	6,885	—	6,885

Total Development Properties	—	112,856	—	112,856	—	101,729	—	101,729
Unconsolidated Development Properties
Pavilion at Market East	6,184	881	717	6,348	6,273	970	689	6,554

Total Unconsolidated Development Properties	6,184	881	717	6,348	6,273	970	689	6,554
Other Properties
P&S Building	1,339	—	223	1,116	1,339	—	—	1,339
Land held for development - consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development - unconsolidated	166	—	—	166	166	—	—	166

Total Other Properties	$7,121	$—	$223	$6,898	$7,121	$—	$—	$7,121

TOTAL INVESTMENT IN REAL ESTATE	$3,097,873	$257,744	$369,625	$2,985,992	$3,100,535	$220,562	$346,081	$2,975,016

CONSOLIDATED PROPERTIES	$2,914,133	$247,397	$328,948	$2,832,582	$2,916,817	$216,892	$306,893	$2,826,816
UNCONSOLIDATED PROPERTIES	183,740	10,347	40,677	153,410	183,718	3,670	39,188	148,200

TOTAL INVESTMENT IN REAL ESTATE	$3,097,873	$257,744	$369,625	$2,985,992	$3,100,535	$220,562	$346,081	$2,975,016

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of March 31, 2007

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
New River Valley Mall Christiansburg, VA	$26.5	$21.5	7.9%	2005	2007

Regal Cinemas relocated and expanded into a free-standing 14 screen theater for an incremental 27,000 square feet (opens May 2007); added a 45,000 square foot Dick’s Sporting Goods in a combination of small shop space and vacant anchor space for a net decrease in GLA of 9,000 square feet and added a 6,000 square foot Red Robin restaurant; addition of 23,000 square foot Community College (opens August 2007) and 3,000 square feet of food court space. The net increase in property GLA is expected to be approximately 50,000 square feet.

Francis Scott Key Mall Frederick, MD	4.9	3.5	8.0%	2006	2007

An in-line 27,000 square foot Barnes & Noble opened at the mall in April 2007, consisting of 5,000 square feet of new GLA and 22,000 square feet of existing mall GLA.

Lycoming Mall Pennsdale, PA	18.1	13.7	10.6%	2006	2007

Added a Best Buy outparcel of 20,000 square feet and a net increase of 23,000 square feet of in-line GLA consisting of a 45,000 square foot Dick’s Sporting Goods, a 22,000 square foot Borders and a 17,000 square foot Old Navy which are occupying new GLA and 61,000 square feet of existing in-line GLA. The redevelopment has increased property GLA by a net amount of 43,000 square feet and also will include a cosmetic renovation that is expected to be completed in 2007.

Magnolia Mall Florence, SC	18.1	10.2	9.6%	2006	2007

A 28,000 square foot Barnes & Noble, consisting of 15,000 square feet of existing GLA and 13,000 square feet of new GLA will be added to the mall as in-line space next to Belk’s. Dick’s Sporting Goods opened a 45,000 square foot store between JC Penney and Sears in April 2007. The net increase in property GLA is 58,000 square feet.

Lehigh Valley Mall Allentown, PA	21.5	4.0	8.6%	2006	2008

A 140,000 square foot Lifestyle addition, including a 30,000 square foot Barnes & Noble, will be added with shops and restaurants. A 10,000 square foot Chi-Chi’s was demolished as part of this project. The net increase in total property GLA is 130,000 square feet.

Beaver Valley Mall Monaca, PA	9.2	3.6	9.5%	2006	2007

Includes the addition of a 45,000 square foot Dick’s Sporting Goods to the mall, consisting of 28,000 square feet of existing in-line space and 17,000 square feet of new GLA.

Jacksonville Mall Jacksonville, NC	TBD	0.1	TBD	2007	TBD

Phase 1 includes the addition of a 28,000 Barnes & Noble via the absorption of 15,000 square feet of existing inline space and 13,000 incremental square feet. Phase 2 of this project may include the addition of up to 14,000 square feet consisting of two restaurants with outdoor seating and an enhancement of interior common areas.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of March 31, 2007 (continued)

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL (continued)

North Hanover Mall Hanover, PA	$35.0	$2.7	7.7%	2007	2008

Includes the demolition of the former 70,000 square foot Bon-Ton anchor and the absorption of 12,000 square feet of existing in-line space to create a 172,000 square foot Boscov’s, for an incremental change in square footage of 90,000. This project also consists of the addition of a 50,000 square foot Dick’s Sporting Goods and the relocation of Black Rose Antiques from its current 63,000 square feet to 15,000 of previously vacant space for a decrease in GLA of 13,000. The net increase in total property GLA is approximately 77,000 square feet.

Plymouth Meeting Mall Plymouth Meeting, PA	83.9	23.7	8.6%	2007	2008

A planned 142,000 square foot addition is expected to include a 65,000 square foot Whole Foods Market, 39,000 square feet of retail GLA, four themed restaurants totaling 34,000 square feet and a 4,000 square foot bank outparcel.

Cherry Hill Mall Cherry Hill, NJ	197.7	22.9	7.1%	2007	2009

Includes the demolition of the former 262,000 square foot Strawbridge’s and the addition of a two-level, 138,000 square foot Nordstrom; Crate & Barrel and The Container Store on two outparcels totaling 59,000 square feet; 72,000 square feet from a combination of a Bistro Row and parking deck restaurants; and 88,000 square feet of new in-line retail space in the old food court and Strawbridge’s area. Nordstrom is expected to occupy a portion of the former Strawbridge’s location and is scheduled to open in the spring of 2009. The net increase in total property GLA is 95,000 square feet.

Willow Grove Park Willow Grove, PA	40.0	19.1	6.5%	2007	2008

The former 229,000 square foot Strawbridge’s is expected to be replaced by a 190,000 square foot Boscov’s and a 30,000 square foot Lifestyle addition, which will include restaurants and other retailers.

Moorestown Mall Moorestown, NJ	13.7	1.1	8.2%	2007	2008

A 16,000 square foot Lane Furniture is under construction through the reabsorption of 16,000 square feet of vacant GLA. We will also add a 15,000 square foot Eastern Mountain Sports to the mall through the reabsorption of 11,000 square feet of existing GLA and the addition of 4,000 square feet of GLA . We also expect to add two restaurants, totaling 6,000 square feet of outparcel space and update entrances and facades. The net increase in total property GLA will be approximately 10,000 square feet.

MIXED USE

Voorhees Town Center (Formerly Echelon Mall) Voorhees, NJ	60.7	7.8	9.7%	2007	2008

Includes a reduction in mall GLA by 470,000 square feet to 654,000 square feet and the addition of 131,000 square feet of town center retail space, a 65,000 square foot supermarket and 26,000 square feet of outparcel space for a net reduction in retail GLA of 248,000 square feet. 425 residential units are expected to be constructed by our ground lessee and its affiliates.

Total Redevelopment Activity(1)	$529.3	$133.9	8.0%

(1)	Total does not include TBD amounts.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of March 31, 2007

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
		(in millions)	(in millions)
POWER CENTERS

The Plaza at Magnolia Florence, SC	250,000	$17.4	$16.5	N/A	2006	2007	98%	62%

A power center is under construction near the Magnolia Mall with Home Depot and Kohl’s as anchors. The Home Depot, Longhorn Steakhouse, Olive Garden and Chili’s parcels were sold in 2006. PREIT’s share of cost listed above is the gross cost before reimbursements and proceeds from any other sales. The Kohl’s parcel and the remaining undeveloped outparcel may be sold in 2007.

Lacey Retail Center (2) Lacey Township, NJ	276,000	38.8	25.5	6.2%	2006	2008	56%	0%
A retail shopping center will be anchored by an approximately 133,000 square foot Home Depot. The balance of the center is comprised of in-line stores and outparcels.

New River Valley Retail Center Christiansburg, VA	163,000	29.0	8.9	8.0%	2006	2008	91%	0%
The power center adjacent to the existing New River Valley Mall is under construction. Best Buy, Bed Bath & Beyond, Ross, PetSmart, Old Navy, Staples, Olive Garden and Panera Bread are expected to be tenants in the new center.

Monroe Marketplace Selinsgrove, PA	713,000	64.3	6.7	8.5%	2007	2008	0%	0%
A 713,000 square foot power center is expected to be developed. PREIT purchased nine of the proposed 125 acres in July 2006.

MIXED USE

Springhills Gainesville, FL	TBD	TBD	26.9	TBD	TBD	TBD	0%	0%
540 acres of land were acquired in 2006 and PREIT is expected to develop a mixed-use property.

New Garden Town Center New Garden Township, PA	715,000	82.1	35.6	9.4%	2008	2009	0%	0%
The planned development includes retail and mixed use components.

OTHER

Valley View Downs(3) South Beaver Township, PA	300,000	10.0	1.3	(3)	TBD	TBD	N/A	0%

PREIT’s anticipated role would be to manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.

Pavilion at Market East (4) Philadelphia, PA	TBD	TBD	1.8	TBD	TBD	TBD	N/A	0%

TBD

Total Development Activity (5)	2,417,000	$241.6	$123.2	8.4%

(1)	GLA includes tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	Home Depot is expected to open in 3Q07 with the balance of the shopping center opening in 2008.
(3)

Our acquisition of the site and the construction of the racetrack require the issuance to Valley View Downs (an unaffiliated entity) (“Valley View”) of the sole remaining unissued harness racetrack license in Pennsylvania. The construction of the casino requires the issuance of a gaming license to Valley View. Valley View was one of two applicants for the racing license. In November 2005, the Harness Racing Commission issued an order denying award of the racing license to either applicant. In December 2005, Valley View filed a motion for reconsideration with the Commission. In addition, Valley View filed an appeal of the ruling in the Pennsylvania Commonwealth Court. In June 2006, the Commonwealth Court affirmed the denial of the license to Valley View. In June and July 2006, Valley View and the Commission filed appeals with the Supreme Court of Pennsylvania. The matter was heard by the Supreme Court on April 17, 2007. We are unable to predict whether Valley View will be issued the racing license or the gaming license.

(4)	The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.
(5)	Total does not include TBD amounts.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended March 31, 2007
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$21,090	$6,766	$27,856
New development projects	11,126	—	11,126
Renovation with no incremental GLA	2,114	—	2,114
Tenant allowances	1,834	8	1,842
Recurring capital expenditures:
CAM expenditures	467	4	471
Non-CAM expenditures	65	99	164

Total recurring capital expenditures	532	103	635

Total	$36,696	$6,877	$43,573

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2007

(in thousands)

	Outstanding Debt (1)
	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,533,572	71.3%	$—	0.0%	$1,533,572	71.3%
Unconsolidated Mortgage Notes Payable	72,372	3.4%	117,102	5.4%	189,474	8.8%
Corporate Notes Payable	1,148	0.1%	—	0.0%	1,148	0.1%
Credit Facility	—	0.0%	425,000	19.8%	425,000	19.8%

TOTAL OUTSTANDING DEBT	$1,607,092	74.8%	$542,102	25.2%	$2,149,194	100.0%

AVERAGE INTEREST RATE	6.34%		6.32%		6.33%

(1) Includes debt premium

		Average Debt Balance
		Mortgage Debt (1)	REMIC (2)	Total Mortgages	Credit Facility	Corporate Notes Payable	TOTAL
Beginning Balance	12/31/2006	$1,355,532	$433,979	$1,789,511	$332,000	$1,148	$2,122,659
Credit Facility Borrowings, net		—	—	—	93,000	—	93,000
Debt Amortization (3)		(4,745)	(4,861)	(9,606)	—	—	(9,606)
The Mall at Prince Georges repayment		(40,398)	—	(40,398)	—	—	(40,398)
Schuylkill Mall repayment		(16,461)	—	(16,461)	—	—	(16,461)

Ending Balance	3/31/2007	$1,293,928	$429,118	$1,723,046	$425,000	$1,148	$2,149,194

Weighted Average Balance		$1,335,935	$432,447	$1,768,382	$367,600	$1,148	$2,135,982

(1)	Includes debt premium.
(2)	The REMIC is a first mortgage loan that has a final maturity date of September 10, 2008 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum.
(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Corporate Notes Payable	Total Debt
2007	$18,568	$9,403	$117,077	$—	$1,148	$146,196
2008	24,064	9,789	511,693	—	—	545,546
2009	16,072	1,283	62,434	425,000	—	504,789
2010	17,069	1,174	1,412	—	—	19,655
2011	17,491	1,152	44,788	—	—	63,431
2012	14,886	416	306,580	—	—	321,882
2013	9,904	—	110,458	—	—	120,362
Thereafter	19,501	—	407,832	—	—	427,333

	$137,555	$23,217	$1,562,274	$425,000	$1,148	$2,149,194

(1)	The weighted average period to mortgage maturity is 4.63 years. Excludes debt premium.

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2007

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Fixed Rate Mortgage Debt
Beaver Valley Mall	$45,698	$—	$45,698	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	51,474	4,134	55,608	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	17,860	597	18,457	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	196,084	—	196,084	5.42%	5.42%	13,510	177,689	2012
Crossroads Mall	12,934	242	13,176	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	42,713	1,958	44,671	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,395	—	3,395	5.00%	5.00%	206	—	2017
Dartmouth Mall	66,010	—	66,010	4.95%	4.95%	4,484	57,594	2013
Exton Square Mall	95,481	2,703	98,184	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	31,254	1,045	32,299	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	24,110	806	24,916	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall (2)	50,900	1,702	52,602	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	31,254	1,045	32,299	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	64,526	—	64,526	5.33%	5.33%	4,413	54,965	2015
Metroplex Shopping Center	30,966	—	30,966	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	60,587	—	60,587	4.95%	4.95%	4,115	52,863	2013
New River Valley Mall (2)	15,181	507	15,688	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	26,789	896	27,685	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	17,860	597	18,457	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,627	522	16,149	7.43%	4.99%	1,542	15,049	2008
The Court at Oxford Valley	19,724	—	19,724	8.02%	8.02%	2,319	16,003	2011
Palmer Park Mall	16,618	—	16,618	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	45,096	1,508	46,604	7.43%	4.99%	4,451	43,428	2008
Pavilion East Associates	517	—	517	6.00%	6.00%	62	—	2018
Phillipsburg Mall (2)	26,789	896	27,685	7.43%	4.99%	2,644	25,799	2008
Red Rose Commons	13,046	—	13,046	7.66%	7.66%	1,220	12,425	2009
Springfield Park	1,634	—	1,634	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,395	448	13,843	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall (2)	21,432	716	22,148	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	35,739	297	36,036	6.15%	5.75%	2,773	34,335	2009
Viewmont Mall (2)	26,789	896	27,685	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,485	—	6,485	6.77%	6.77%	641	6,129	2008
Willow Grove Park	157,360	—	157,360	5.65%	5.65%	11,083	133,548	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	50,900	1,702	52,602	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Mortgage Debt	1,582,727	23,217	1,605,944	6.34%	5.46%	125,046	1,445,196

Variable Rate Mortgage Debt
Lehigh Valley Mall	75,000	—	75,000	5.88%	5.88%	—	75,000	2007
Pavilion East Associates	3,852	—	3,852	8.50%	8.50%	430	3,828	2007
Springfield Mall	38,250	—	38,250	6.42%	6.42%	2,456	38,250	2007

Total Variable Rate Mortgage Debt	117,102	—	117,102	6.14%	6.14%	2,886	117,078

Total Mortgage Debt	$1,699,829	$23,217	$1,723,046	6.32%	5.51%	$127,932	$1,562,274

CONSOLIDATED MORTGAGES	$1,510,355	$23,217	$1,533,572	6.28%	5.36%	$117,920	$1,380,442
UNCONSOLIDATED MORTGAGES	189,474	—	189,474	6.66%	6.66%	10,012	181,832
CORPORATE NOTES	1,148	—	1,148	0.00%	0.00%	—	—
CREDIT FACILITY	425,000	—	425,000	6.37%	6.37%	27,073	—

Total	$2,125,977	$23,217	$2,149,194	6.33%	5.68%	$155,005	$1,562,274

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	Mortgage Debt represents the properties’ allocated portion of the REMIC.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Barclays Global Investors, NA	3,637,758
ING Clarion Real Estate Securities	2,609,053
Vanguard Group, Inc.	2,095,970
J.P. Morgan Investment Management Inc. (New York)	1,756,926
Nomura Asset Management Co., Ltd.	1,292,200
State Street Global Advisors (U.S.)	961,138
RREEF Real Estate Securities Advisors, L.P.	813,738
Neuberger Berman, LLC	652,799
Cliffwood Partners, LLC	645,100
Pyramis Global Advisors, LLC	572,000

TOTAL of Ten Largest Institutional:	15,036,682
TOTAL of all Institutional Holders:	27,414,896
Ten Largest as % of Total Institutional:	54.8%

(1)	Based on 13F and 13G filings as of 12/31/06 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2006
Institutional (1)	27,414,896	66.2%	27,237,603
Retail (2)	9,021,038	21.8%	9,195,771
Insiders (3)	4,965,503	12.0%	4,811,556

TOTAL	41,401,437	100.0%	41,244,930

(1)	Based on 13F and 13G filings as of 12/31/06 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2007 (Shares and O.P. Units only). Excludes 330,000 exercisable options. See proxy statement dated April 20, 2007 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.